UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2010

Exact name of registrant as specified in

Commission	its charter, address of principal executive	IRS Employer

File Number	offices and registrant’s telephone number	Identification Number

1-3198	Idaho Power Company	82-0130980

1221 W. Idaho Street

Boise, ID 83702-5627

(208) 388-2200

State or Other Jurisdiction of Incorporation: Idaho

None

Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IDAHO POWER COMPANY
Form 8-K

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Selling Agency Agreement

On June 17, 2010, Idaho Power Company (“IPC”) entered into a Selling Agency Agreement (the “Selling Agency Agreement”) with each of Banc of America Securities LLC, BNY Mellon Capital Markets, LLC, J.P. Morgan Securities Inc., KeyBanc Capital Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities (USA), Inc., RBC Capital Markets Corporation, SunTrust Robinson Humphrey, Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC in connection with the issuance and sale by IPC from time to time of up to $500,000,000 aggregate principal amount of First Mortgage Bonds, Secured Medium-Term Notes, Series I, to be issued under an Indenture of Mortgage and Deed of Trust, dated as of October 1, 1937, between IPC and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company) and R.G. Page, as Trustees (Stanley Burg, successor individual trustee), as supplemented by all indentures supplemental thereto.

The Selling Agency Agreement contains representations, warranties and agreements of IPC, customary conditions to closing, indemnification rights and obligations of the parties and termination provisions. The Selling Agency Agreement is filed as Exhibit 1 hereto.

ITEM 8.01	OTHER MATTERS

Forty-sixth Supplemental Indenture to Mortgage and Deed of Trust

On June 17, 2010, IPC entered into the Forty-sixth Supplemental Indenture, dated as of June 1, 2010, to the Indenture of Mortgage and Deed of Trust, dated as of October 1, 1937, between IPC and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company) and R.G. Page, as Trustees (Stanley Burg, successor individual trustee), a copy of which is filed as Exhibit 4 hereto, for the purposes stated therein, including the issuance of a Fortieth series of Bonds under the Indenture, in the aggregate principal amount of up to $500,000,000, to be designated as First Mortgage Bonds, Secured Medium-Term Notes, Series I.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

          (d) Exhibits.

Number	Description

1.

Idaho Power Company Selling Agency Agreement, dated June 17, 2010, between Idaho Power Company and each of Banc of America Securities LLC, BNY Mellon Capital Markets, LLC, J.P. Morgan Securities Inc., KeyBanc Capital Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities (USA), Inc., RBC Capital Markets Corporation, SunTrust Robinson Humphrey, Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC

4.	Idaho Power Company Forty-sixth Supplemental Indenture to Mortgage and Deed of Trust, dated as of June 1, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 18, 2010

Idaho Power Company

By:	/s/ Darrel T. Anderson

Darrel T. Anderson
Executive Vice President –
Administrative Services and
Chief Financial Officer

INDEX TO EXHIBITS

Number	Description

1.

Idaho Power Company Selling Agency Agreement, dated June 17, 2010, between Idaho Power Company and each of Banc of America Securities LLC, BNY Mellon Capital Markets, LLC, J.P. Morgan Securities Inc., KeyBanc Capital Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities (USA), Inc., RBC Capital Markets Corporation, SunTrust Robinson Humphrey, Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC

4.	Idaho Power Company Forty-sixth Supplemental Indenture to Mortgage and Deed of Trust, dated as of June 1, 2010